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                                                              Exhibit 99.906Cert

                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT 0F 2002


Michael J. Roland, Treasurer and Principal Financial Officer of ING Partners, Inc. (the "Registrant"), certifies to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ James M. Hennessy
---------------------
James M. Hennessy
President and Principal Executive Officer
ING Partners, Inc.


Date: September 3, 2004
      -----------------


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT 0F 2002

James M. Hennessy, President and Principal Executive Officer of ING Partners, Inc. (the "Registrant"), certifies to the best of his knowledge that:

3. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

4. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Michael J. Roland
---------------------
Michael J. Roland
Treasurer and Principal Financial Officer
ING Partners, Inc.


Date: September 3, 2004
      -----------------


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.